UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022 (August 12, 2022)

MARIZYME, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 1.01 Entry into a Material Definitive Agreement.

Marizyme, Inc. (the “Company”) conducted the final closing of a private placement of units under a Unit Purchase Agreement (the “Unit Purchase Agreement”). As part of the final closing, the Company issued a certain investor a convertible note in the aggregate principal amount of $1,500,000 (the “Convertible Note”), convertible into 857,142 shares of common stock plus additional shares based on accrued interest at $1.75 per share, subject to adjustment, and a warrant for the purchase of 1,714,285 shares of common stock at $2.25 per share, subject to adjustment (the “Class C Warrant”). The Convertible Note and the Class C Warrant include certain antidilution provisions and registration rights under a Registration Rights Agreement with the investor dated as of the same date.

The Convertible Note matures in 24 months from the closing date and accrues 10% of simple interest per annum on the outstanding principal amount. The Convertible Note’s principal and accrued interest can be converted at any time at the option of the holder at the current conversion price. In the event the Company consummates, while the Convertible Note is outstanding, an equity financing with a gross aggregate amount of securities sold of not less than $10,000,000 (a “qualified financing”), then all outstanding principal, together with all unpaid accrued interest under the Convertible Note, shall automatically convert into shares of the equity financing at the lesser of (i) the current conversion price per share, or (ii) 75% of the cash price per share paid in the financing and the conversion price, subject to customary antidilution adjustments as well as the provision that subsequent equity issuances with more favorable terms will become part of the Convertible Note. The Convertible Note is secured by a first priority security interest in all assets of the Company.

The Class C Warrant’s exercise price will be the lower of (i) the current exercise price per share, or (ii) 75% of the cash price per share paid by the other purchasers of next round securities in the qualified financing, subject to customary antidilution adjustments as well as the provision that subsequent equity issuances with more favorable terms will become part of the Class C Warrant. They are exercisable for a period of five years from issuance.

The Company engaged Univest Securities, LLC (“Univest”) as the Company’s placement agent for this private placement pursuant to a Placement Agency Agreement entered into on December 10, 2021 (the “PAA”). Pursuant to the PAA, Univest acted as the Company’s exclusive placement agent. The Company agreed to pay Univest a cash placement fee equal to 8.0% of the gross proceeds from the sale of the securities under the private placement and 8.0% of the gross proceeds from the exercise of the warrants. The Company further agreed to reimburse Univest for the fees and expenses of its due diligence and legal counsel of up to $60,000 if the gross amount raised is $6 million and up to $100,000 if the gross amount raised is over $6 million. In addition, the Company agreed to issue warrants to Univest to purchase an aggregate of 8.0% of the total number of shares of common stock issuable upon conversion of the Notes issued in the private placement, with an exercise price equal to the Convertible Note’s conversion price (the “Placement Agent Warrants”).

On June 26, 2022, in anticipation of the final closing of the private placement and pursuant to the PAA, the Company issued Univest, as placement agent, a Placement Agent Warrant for the purchase of 231,359 shares of common stock, and a Placement Agent Warrant to Bradley Richmond, Univest’s designee, for the purchase of 347,039 shares of common stock. In accordance with the PAA, the Placement Agent Warrants were issued in exchange for a $100 payment by Univest. The Placement Agent Warrants’ exercise price per share is equal to the price per share of the Convertible Note, currently $1.75, subject to adjustment. The Placement Agent Warrants expire on June 26, 2027.

The Placement Agent Warrants will be exercisable, in whole or in part, commencing on the final closing date of the private placement. The Placement Agent Warrants may be exercised by payment of cash or on a cashless net exercise basis. The Placement Agent Warrants will also carry certain antidilution and registration rights provisions. Under the PAA, Univest has the right to act as the Company’s sole placement agent or an underwriter for any future equity financing occurring during the 12-month period after December 10, 2021. The term of the PAA continues until the completion of the private placement, subject to termination after 15 days’ notice after January 31, 2022 or earlier in the case of termination for cause. Univest will also receive fees and warrants on the same basis as described above with respect to any private or public offering or other financing or capital raising transaction of any kind of the Company within 12 months of the termination or expiration of the PAA with an investor whom Univest has, directly or indirectly, introduced to the Company during the term of the PAA.

The foregoing description of each of the Unit Purchase Agreement, the Registration Rights Agreement, the Convertible Note, the Class C Warrant, the PAA, and the form of the Placement Agent Warrant is qualified in its entirety by reference to such documents which are filed or incorporated by reference hereto as Exhibits 10.1, 10.2, 4.1, 4.2, 10.3, and 4.3.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 under the subheading “Private Placement” is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Convertible Note, the Class C Warrant, and the Placement Agent Warrants, is incorporated by reference into this Item 3.02. The issuance of these securities was effected in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, Regulation D promulgated thereunder for transactions not involving a public offering, and/or Regulation S promulgated thereunder for transactions not involving a U.S. person.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	10% Secured Convertible Promissory Note issued by Marizyme, Inc., dated August 12, 2022
4.2	Class C Common Stock Purchase Warrant issued by Marizyme, Inc., dated August 12, 2022
4.3	Form of Placement Agent Warrants issued on June 26, 2022 (incorporated by reference to Exhibit 4.5 to Form 10-Q filed on August 15, 2022)
10.1	Form of Unit Purchase Agreement between Marizyme, Inc. and the investors signatory thereto (incorporated by reference to Exhibit 10.1 to Form 8-K filed on December 27, 2021
10.2	Form of Registration Rights Agreement between Marizyme, Inc. and the investors signatory thereto (incorporated by reference to Exhibit 10.2 to Form 8-K filed on December 27, 2021)
10.3	Placement Agency Agreement between Marizyme, Inc. and Univest Securities, LLC, dated December 10, 2021 (incorporated by reference to Exhibit 10.6 to Form 8-K filed on December 27, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2022	MARIZYME, INC.

	By:	/s/ David Barthel
David Barthel
Chief Executive Officer

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